                                                                Exhibit 10.9


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                    OPTIMUM HEALTH SERVICES OF FLORIDA, INC.

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                          SPECIALIST PROVIDER AGREEMENT

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This SPECIALIST PROVIDER Agreement, "Agreement", is made and entered into this ______ day of ________________, 199__ by and between Optimum Health Services of Florida, Inc. (hereinafter referred to as "COMPANY") and ________________________________, "SPECIALIST PROVIDER".



                                   DEFINITIONS


Defined terms shall have the meanings assigned to them in Attachment A to this Agreement.



                                    RECITALS


0.1 WHEREAS, COMPANY plans to seek and enter into service agreements with health maintenance organizations and other healthcare insurers and managed healthcare organizations, "PLAN's", licensed to operate in the State of Florida for the provision of PLAN medical services, "Covered Services", to "Enrollees" on a prepaid basis.

0.2 WHEREAS, COMPANY hereby engages SPECIALIST PROVIDER to provide "Covered Services" to Enrollees on behalf of COMPANY in a manner which is in accordance with the generally accepted standards of care of the community within which the practice is located and, in accordance with the same standards and with the same time availability as offered his other patients.

0.3 NOW, THEREFORE, in consideration of the mutual promises hereinafter contained and other valuable consideration, the parties hereto agree as follows:



                                     PART 1

                              PROVIDER CREDENTIALS


1.1 SPECIALIST PROVIDER assures that all persons employed, retained, or used by SPECIALIST PROVIDER are licensed or are otherwise authorized by the State of Florida to practice under their healthcare profession, and that said licenses and/or authorizations have not been limited, restricted, or revoked.

1.2 SPECIALIST PROVIDER agrees that no Covered Services may be rendered to any Enrollees until COMPANY has verified the credentials of each Physician and/or Healthcare Professional acting on behalf of SPECIALIST PROVIDER. Such individuals must be fully licensed and in good standing to practice their profession in the State of Florida.

1.3 SPECIALIST PROVIDER certifies that all information submitted to COMPANY for credentialing by COMPANY is true and correct.



                                     PART 2

                      PROFESSIONAL SERVICES AND OBLIGATIONS


2.1 SPECIALIST PROVIDER shall facilitate any approved transfers of the responsibility for care of Enrollees in a timely fashion that ensures confidentiality and the continuance of appropriate care in a manner consistent with generally accepted standards of medical practice in the community.

2.2 SPECIALIST PROVIDER shall not differentiate or discriminate in its provision of Covered Services because of race, color, national origin, ancestry, religion, sex, marital status, sexual orientation, or age; and SPECIALIST PROVIDER shall render Covered Services to Enrollees in the same manner, in accordance with the same standards, and within the same time availability as offered to non-Enrollee patients.

2.3 In providing and claiming payment for Covered Services to Enrollees, SPECIALIST PROVIDER shall comply with COMPANY's administrative policies and procedures. This shall include, but not be limited to, timely submission of Encounter Data and adherence to COMPANY's QM/UM Programs. SPECIALIST PROVIDER shall also comply with all applicable State and Federal laws and regulations relating to the delivery of Covered Services.

2.4 SPECIALIST PROVIDER, if applicable, shall maintain affiliation on the medical staff of at least one of the COMPANY Participating Hospitals, or shall arrange for attending coverage at a Participating Hospital, and shall appropriate privileges within their specialty area of practice as indicated in a completed COMPANY Provider application submitted to COMPANY. SPECIALIST PROVIDER


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        shall immediately notify COMPANY in the event such affiliation and/or clinical privileges are modified, suspended, or revoked. If SPECIALIST PROVIDER chooses to arrange for attending coverage,

        2.4.1 COMPANY must verify the credentials of said covering physician pursuant to Part 1 of this Agreement.

        2.4.2 SPECIALIST PROVIDER will maintain financial responsibility for the provision of all attending Covered Services provided to Enrollees referred to SPECIALIST PROVIDER.

2.5 Except when an Emergency renders it unsafe or impractical, SPECIALIST PROVIDER shall utilize only Referral Providers, and will not utilize other Providers to provide services to Enrollees unless specifically Authorized in advance by Medical Director or his/her designee. SPECIALIST PROVIDER also agrees to obtain Referral Authorization or pre-admission certification for Referral services. If, in the case of an emergency, Referral Authorization or pre-admission certification cannot be obtained, SPECIALIST PROVIDER shall perform in the best interests of Enrollee. SPECIALIST PROVIDER agrees to notify COMPANY within one business day of the provision of said Referral Covered Services to Enrollee.

2.6 Except when an Emergency renders it unsafe or impractical, SPECIALIST PROVIDER agrees to arrange for admission of Enrollees only to hospitals that are Participating Providers with COMPANY, and shall only admit Enrollees after receipt of an Authorization from the Medical Director or his/her designee.

2.7 Whenever an Enrollee requires the services of a Referral Provider, SPECIALIST PROVIDER shall seek to obtain the services of a Participating Referral Provider according to the guidelines adopted by the Utilization Management Program. This shall include SPECIALIST PROVIDER's full cooperation with the Medical Director and his/her staff in the administration of COMPANY's QM/UM Programs.

2.8 SPECIALIST PROVIDER shall maintain adequate personnel and facilities within the PLAN service area to meet their responsibilities under this Agreement. SPECIALIST PROVIDER shall supervise all personnel employed by him/her, including, but not limited to, allied Healthcare Professionals. SPECIALIST PROVIDER's personnel, equipment, and facilities shall be licensed or certified to the extent required by law.

2.9 SPECIALIST PROVIDER agrees to provide the Covered Services outlined in Attachment B. These services shall be available to Enrollees during SPECIALIST PROVIDER's regular working hours, and urgent care twenty-four
        (24) hours per day, seven (7) days per week, including holidays, and without regard to the degree or frequency of utilization of such Covered Services by Enrollees.

2.10 SPECIALIST PROVIDER agrees to obtain and maintain such policies of liability and malpractice insurance as are necessary to adequately cover the SPECIALIST PROVIDER and their agents and/or employees against any claim for damages arising from personal injuries or death occasioned directly or indirectly in connection with performance of an act or omission by SPECIALIST PROVIDER or their agents and/or employees. At a minimum, said policy shall provide two hundred and fifty thousand dollars ($250,000) per claim and seven hundred and fifty thousand dollars ($750,000) in the aggregate, unless otherwise specified in the State of Florida Statutes or the AHCA Florida Administrative Code Rules. SPECIALIST PROVIDER agrees to provide proof of said insurance to COMPANY upon demand. In addition, SPECIALIST PROVIDER shall have a "tail" policy for a period not less than two (2) years following the effective termination date of the foregoing policy in the event said policy is a "claims made" policy. Said "tail" policy shall have the same policy limits as the primary professional liability policy.

2.11 SPECIALIST PROVIDER shall maintain all required licensing necessary to conduct all business as defined in this Agreement. Such licensing shall include, but not be limited to, SPECIALIST PROVIDER's license to practice medicine in the State of Florida, DEA licensing where applicable, and all licensing required of SPECIALIST PROVIDER's employees. Pursuant to Section 4.3, if at any time such licensing becomes suspended or revoked, this Agreement shall immediately terminate.

2.12 SPECIALIST PROVIDER agrees to notify COMPANY immediately in the event of any of the following:

        2.12.1 If the policies referred to in Section 2.10 are canceled or denied for any reason.

        2.12.2 Of any malpractice claims related to Covered Services provided to Enrollees.

        2.12.3 Suspension or relinquishment of SPECIALIST PROVIDER's license to practice medicine in the State of Florida.

        2.12.4 Suspension or relinquishment of any of SPECIALIST PROVIDER's employee's and/or allied professional's licensing to provide healthcare services to Enrollees.

2.13 SPECIALIST PROVIDER agrees to allow COMPANY and any PLAN(s) contracted with COMPANY the right to use the name, specialties, and other pertinent information concerning SPECIALIST PROVIDER for purposes of providing Enrollment and marketing information in the course of COMPANY's business. SPECIALIST PROVIDER may post a notice or sign in SPECIALIST PROVIDER's place of business stating that SPECIALIST PROVIDER is a Participating Provider with COMPANY and such contacted PLAN(s).

2.14 SPECIALIST PROVIDER agrees to comply with any pharmaceutical formularies instituted and/or adopted by COMPANY and PLAN(s).


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                                     PART 3

                                  COMPENSATION


3.1 SPECIALIST PROVIDER shall be reimbursed by COMPANY as set forth in the Attachments to this Agreement.

3.2 The reimbursement set forth in the Attachments of this Agreement less any applicable Copayment shall constitute SPECIALIST PROVIDER's sole compensation for Covered Services rendered to Enrollees.

3.3 SPECIALIST PROVIDER agrees to accept reimbursement from COMPANY as payment in full for Covered Services rendered to Enrollees. SPECIALIST PROVIDER agrees not to bill or to assess any surcharge to COMPANY, or Enrollees for Covered Services regardless of whether or not payment is received from COMPANY. SPECIALIST PROVIDER acknowledges that attempting to charge any surcharge other than Copayments set forth by PLAN may result in termination of this Agreement or other appropriate action by COMPANY.

3.4 SPECIALIST PROVIDER hereby agrees that in no event, including but not limited to, non-payment by COMPANY, COMPANY insolvency, or breach of this Agreement, shall SPECIALIST PROVIDER bill, charge, collect a deposit from, seek compensation remuneration, or reimbursement from, or have any recourse against Enrollees or persons other than COMPANY acting on their behalf, for Covered Services provided pursuant to this Agreement. This provision shall not prohibit collection of copayments on the COMPANY's behalf made in accordance with the terms of the applicable agreement between the Enrollee and PLAN. SPECIALIST PROVIDER further agrees that:

        3.4.1 This provision shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for benefit of the Enrollee, and

        3.4.2 This provision supersedes any oral or written contrary agreement now existing or hereafter entered into between SPECIALIST PROVIDER and Enrollee or persons on their behalf.

3.5 COMPANY has or intends to enter into a medical services agreement with PLAN, "the TPA Agreement". PLAN is a health maintenance organization, healthcare insurer, or managed healthcare organization licensed by the State of Florida pursuant to Chapter 641, Part I and Part III of the Florida Statutes. Under the PLAN Agreement, COMPANY has contracted to arrange for the provision of medical services, supplies, and administration to Enrollees. COMPANY entered this Agreement with SPECIALIST PROVIDER to provide medical services to Enrollees as set forth in the TPA Agreement. COMPANY and SPECIALIST PROVIDER acknowledge that as the entity accredited by the Florida Department of Insurance, PLAN has the financial responsibility to ensure that Enrollees receive the healthcare services for which they have contracted and nothing in this Agreement relieves PLAN of the ultimate financial responsibility for the delivery of healthcare services to Enrollees.

3.6 Covered Services provided to Enrollees by SPECIALIST PROVIDER shall be submitted to COMPANY on a HCFA 1500 claim form within sixty (60) days from the date of service. Any claims submitted to COMPANY after sixty
        (60) days from the date of service will not be reimbursed to SPECIALIST PROVIDER.

3.7     Hold Harmless Clause:

        3.7.1 COMPANY agrees that at all times during the term of this Agreement COMPANY shall indemnify, defend, and hold SPECIALIST PROVIDER and its employees harmless from and against all claims, damages, causes of action, cost, or expense, including court costs and reasonable attorney fees, to the extent proximately caused by any negligent act or wrongful conduct arising as a result of any action or inaction caused by COMPANY or any of their personnel in the performance or omission of any act or responsibility assumed or deemed to have been assumed by COMPANY pursuant to this Agreement.

        3.7.2 SPECIALIST PROVIDER agrees that at all times during the term of this Agreement, SPECIALIST PROVIDER shall hold COMPANY and its employees, officers, directors, agents, and ACHA harmless from and against all claims, damages, causes of action, cost, or expense, including court costs and reasonable attorney fees, to the extent proximately caused by any negligent act or wrongful conduct arising as a result of any action or inaction caused by SPECIALIST PROVIDER or any of their personnel in the performance or omission of any act or responsibility assumed or deemed to have been assumed by SPECIALIST PROVIDER pursuant to this Agreement.

3.8 COMPANY may amend any financial arrangements offered to SPECIALIST PROVIDER in the Attachments to this Agreement upon thirty (30) days written notice to SPECIALIST PROVIDER. COMPANY may exercise amendment to the financial arrangements of this contract in the event that at least one of the following circumstances occur:

        3.8.1 Significant changes made to the financial arrangements between COMPANY and PLAN.

        3.8.2 Significant changes made to Covered Services as defined in this Agreement.

        3.8.3 Regulatory changes made by any State or Federal agency that would cause either Section 3.8.1 or 3.8.2 to occur.


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        If none of the above circumstances are met, any amendment to the financial arrangements of this Agreement will be handled pursuant to
        Section 9.1 of this Agreement.

3.9 COMPANY shall retain all rights whatsoever for all third party liability including, but not limited to, auto insurance, worker's compensation, and any coordination of benefits with other group health insurance up to the full amount reimbursed to SPECIALIST PROVIDER by COMPANY. SPECIALIST PROVIDER agrees to notify COMPANY immediately upon notification of the existence of such third party liability in the provision of Covered Services to Enrollee. In addition, SPECIALIST PROVIDER agrees to inform COMPANY of any payment received from such third party, including the refund of any compensation from such third party beyond any receivable due SPECIALIST PROVIDER from COMPANY for the provision of Covered Services as defined in the Attachments of this Agreement.



                                     PART 4

                              TERM AND TERMINATION


4.1 This Agreement shall start from the date signed by COMPANY through December 31st of the year signed by COMPANY. This Agreement shall be automatically renewed and extended for one year periods from and after the expiration date, unless either party delivers notice of termination to the other at least ninety (90) days before the effective date of the termination, except when termination is made by COMPANY for cause.

4.2 This Agreement may be terminated by COMPANY as of the end of a calendar month, without cause, by giving ninety (90) days prior written notice to SPECIALIST PROVIDER. This Agreement may be terminated by SPECIALIST PROVIDER as of the end of a calendar month, without cause, by giving ninety (90) days prior written notice to COMPANY.

4.3 Termination of this Agreement by COMPANY for cause is effective immediately. Cause for termination includes, but may not be limited to:

        4.3.1 Revocation, suspension, or restrictions of SPECIALIST PROVIDER's license, certification, or medical staff membership or clinical privileges at an COMPANY Participating hospital.

        4.3.2   Failure to provide services of acceptable quality.

        4.3.3 Failure to attend and adhere to this Agreement or the bylaws or reasonable rules, regulations, or requirements adopted by COMPANY relating to the provision of Covered Services.

        4.3.4 Acts or omissions constituting unprofessional or unethical conduct.

        4.3.5   Cause pursuant to Section 6.1.

4.4 In the event this Agreement is terminated, the right of compensation shall extend to the effective date of termination.

4.5 COMPANY shall promptly make reasonable and medically appropriate arrangements for the continued care of Enrollees upon termination of this Agreement. Until such arrangements have been made, SPECIALIST PROVIDER shall continue to provide care or treatment to Enrollees then under their care or treatment.

4.6 SPECIALIST PROVIDER shall look solely to COMPANY or PLAN for compensation according to this Agreement for Covered Services provided to Enrollees pursuant to Section 4.4.

4.7 In the event that any agreement between COMPANY and any PLAN is terminated, COMPANY shall have the right to terminate this Agreement by giving thirty (30) days written notice to SPECIALIST PROVIDER.

4.8 In the event that any State or Federal Agency or Court of Law determines that this Agreement violates any law or regulation, COMPANY or SPECIALIST PROVIDER may terminate this Agreement upon thirty (30) days written notice to the other party. This notice period may be shortened if such determination made by the ruling State or Federal Agency or Court of Law requires a shorter period.

4.9 SPECIALIST PROVIDER shall provide ninety (90) days advance written notice to COMPANY and the Department of Insurance before canceling this Agreement for any reason.

4.10 Nonpayment for goods or services rendered by SPECIALIST PROVIDER to COMPANY Enrollees shall not be a valid reason for avoiding the ninety
        (90) day advance notice of cancellation, pursuant to Section 4.9.

4.11 Upon receipt by COMPANY of a ninety (90) day cancellation notice, COMPANY may, if requested by SPECIALIST PROVIDER, terminate this Agreement in less than ninety (90) days if COMPANY and PLAN are not financially impaired or insolvent.


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                                     PART 5

                      RECORD MAINTENANCE AND ACCESSABILITY


5.1 SPECIALIST PROVIDER agrees to maintain complete and accurate fiscal records, as well as medical and social records, applying solely to Enrollees for whom the SPECIALIST PROVIDER has claimed and received payment. SPECIALIST PROVIDER shall maintain such records as are necessary for evaluation of the quality, appropriateness and timeliness of services performed under this Agreement. Said records will be made available for fiscal audit, medical audit, medical review, utilization review, any State or Federal agency audits, and any other periodic monitoring upon request of authorized representatives of COMPANY. SPECIALIST PROVIDER further agrees to reimburse COMPANY within thirty
        (30) days after COMPANY's request for such payment any and all amounts determined to be payable to COMPANY by SPECIALIST PROVIDER as a result of such audit and any State and/or Federal disallowances lawfully imposed on COMPANY or PLAN. Said records shall be retained for a period of at least seven (7) years after the start date of the applicable retention period (in case of a minor, records shall be retained for at least seven (7) years after age of majority), or until resolution of any ongoing audit occurs, whichever is later.

5.2 Medical records of Enrollees shall be treated as confidential and shall be maintained in compliance with all State and/or Federal laws and regulations regarding the ownership and confidentiality of patient records.



                                     PART 6

                                 QUALITY OF CARE


6.1 At all times while this Agreement is in effect, SPECIALIST PROVIDER shall be licensed without restriction as a Physician or Healthcare Professional in the State of Florida; shall hold DEA certification without restriction; and shall be approved by the credentialing committee of COMPANY. This Agreement shall be terminated immediately if SPECIALIST PROVIDER ceases to be so qualified at any time.

6.2 SPECIALIST PROVIDER shall participate in the Quality Management and Utilization Review Programs, and shall participate in a program of continuing education consistent with such requirements as COMPANY may adopt. SPECIALIST PROVIDER will be obligated to cooperate fully within such programs and procedures, including, but not limited to, pre-admission certification of all elective Hospital admissions, pre-Authorization certification of Referrals, and Referrals of certain identified ancillary services.



                                     PART 7

                                 CONFIDENTIALITY


7.1 SPECIALIST PROVIDER shall not release information regarding the terms set forth in this Agreement to any person or entity without the written consent of COMPANY, except such information as may be necessary to disclose to agents, affiliates, attorneys, or patients in order to carry out the terms of this Agreement. SPECIALIST PROVIDER recognizes that all material provided by COMPANY, except for material prepared and/or provided by any State or Federal regulatory bodies, is the proprietary property of COMPANY and SPECIALIST PROVIDER shall not disclose or release such material to any third party, with the exception of above mentioned regulatory bodies and then, only to the extent appropriate, or as otherwise provided herein, without the prior written consent of COMPANY. Upon termination of this Agreement, SPECIALIST PROVIDER agrees to return all such materials, including copies thereof, whether authorized or not, to COMPANY. In addition, SPECIALIST PROVIDER shall not use any of the above referenced materials including, but not limited to, Enrollee listings, directly or indirectly, to further the business purposes of any other entity, including, but not limited to, COMPANY's, health maintenance organizations, and preferred provider organizations. The above shall not apply if disclosure is made pursuant to a court order, provided COMPANY is immediately informed of such order and has had the opportunity to seek relief. This Part shall survive the termination of this Agreement. The parties agree that any violation of this Part by SPECIALIST PROVIDER shall result in irreparable injury to COMPANY. Therefore, in addition to any remedies otherwise available to the COMPANY, COMPANY is hereby entitled to have a court issue an injunction enjoining and restraining SPECIALIST PROVIDER and any related parties or individuals from violating this Part.




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                                     PART 8

                               COMPANY OBLIGATIONS


8.1 COMPANY shall seek and enter into contracts with PLANS and monitor the healthcare performance of SPECIALIST PROVIDERS and their Referred Enrollees under such contracts.

8.2 COMPANY shall institute a Quality Management and Utilization Management Program as defined in Attachment A, along with committees comprised of Primary Care and Referral Providers to oversee the implementation and administration of these Programs. COMPANY will provide SPECIALIST PROVIDER with a Provider manual defining policies and procedures for the administration of these Programs.

8.3 COMPANY will develop a dispute resolution process, including a formal grievance procedure, for handling complaints and/or concerns of SPECIALIST PROVIDER. Such procedure will be defined in the Provider manual provided to SPECIALIST PROVIDER.



                                     PART 9

                                  MISCELLANEOUS


9.1 In the case of amendment of any Section or Part of this Agreement by COMPANY, except in the case outlined in Section 3.8, COMPANY must give written notice of such amendment to SPECIALIST PROVIDER with a time frame of no more than thirty (30) days from which said amendment will take effect unless objected to by at least fifty-one percent (51.0%) of all SPECIALIST PROVIDERS to which said amendment is added.

9.2 All notices and demands of any kind shall be in writing and personally delivered or sent by first class mail to either party at the address that either party designates in this Agreement. Any such notice to SPECIALIST PROVIDER shall be effective immediately upon personal delivery or five (5) days after deposit with the United States Postal Service. Any such notice to COMPANY shall be effective immediately upon receipt.

9.3 If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable by reason of any rule of law or public policy, all other provisions of this Agreement shall nevertheless remain in effect. No provision of this Agreement shall be deemed dependent on any other provision unless so expressed herein.

9.4 This Agreement shall be interpreted, construed, and governed according to the laws of the State of Florida.

9.5 SPECIALIST PROVIDER shall not, without the written consent of COMPANY, transfer or assign this Agreement or any rights or obligations under this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties to it, and their respective heirs, legal representatives, successors, and assigns. COMPANY may assign this Agreement without approval of SPECIALIST PROVIDER.

9.6 This Agreement constitutes the entire Agreement between the parties and shall bind and inure to the benefit of both COMPANY and SPECIALIST PROVIDER and their respective successors, assigns, heirs, and personal representatives subject to the restrictions on assignment contained herein.

9.7 The Part headings used in this Agreement are for reference and convenience only and shall not in any way limit or amplify the terms and provisions hereof nor affect the interpretation of this Agreement.

9.8     In the event the parties are unable to resolve disputes, pursuant to
        Section 8.3, the parties agree to submit the matter to binding arbitration in accordance with the rules of the American Arbitration Association, which arbitration shall be handled whenever practical in the City of Tampa, Hillsborough County, Florida. The parties expressly covenant and agree to be bound by the decisions of the arbitrator(s) and accept any decision by a majority of the arbitrators as a final determination of the matter in dispute. The arbitrator(s) may in any such proceedings award all court costs and attorney's fees to the prevailing party.

9.9 None of the provisions of this Agreement are intended to create nor shall be deemed or construed to create any relationship between the parties hereto other than that of independent contractors. Neither of the parties hereto, nor any of their respective officers, directors, or employees shall act as nor be construed to be the agent, employee, or representative of the other.

9.10 The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach thereof.


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9.11 For the term of this Agreement, and for a period of twelve (12) months after the termination of this Agreement, SPECIALIST PROVIDER shall not engage in the persuasion of an Enrollee to disenroll from PLAN, to discontinue their relationship with COMPANY.

9.12 In the event the provision of services provided for herein conflicts with those of a Participating PLAN, services provided may be amended in accordance with Section 9.1.


If the foregoing correctly sets forth the understanding between COMPANY and SPECIALIST PROVIDER, please indicate in the space provided for that purpose below, whereupon this shall constitute a binding Agreement.




OPTIMUM HEALTH SERVICES OF FLORIDA, INC.


BY:             Christian E. Miller
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DATE:
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TITLE:          Vice President of Operations
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SIGNATURE:
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ADDRESS:        17757 US 19 North, Suite 350
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                Clearwater, Florida 33764
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SPECIALIST PROVIDER


BY:
                -----------------------------

DATE:
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TITLE:
                -----------------------------

SIGNATURE:
                -----------------------------

ADDRESS:
                -----------------------------


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                                  ATTACHMENT A

                                   DEFINITIONS


1.1 "ATTACHMENTS" means Attachments A through D, which are incorporated herein.

1.2 "AUTHORIZATION" means a QM/UM Program determination made by or on behalf of COMPANY for a specific non-Emergent COMPANY Covered Service to be provided or arranged for an Enrollee, to be directed by a primary care provider to a Referral Provider, or Emergent COMPANY Covered Service provided, including without limitation, the extent and duration of such Medically Necessary Covered Service for an Enrollee.

1.3 "COPAYMENT" means any and all charges collectable directly by SPECIALIST PROVIDER from Enrollee as payment in addition to Capitation or Fee-for Service Payments for Covered Services as defined by the Enrollee's Group Benefits Agreement.

1.4 "COVERED SERVICES" shall mean those healthcare benefits that an Enrollee is entitled to receive from a Participating Provider pursuant to the applicable Enrollee Group Benefits Agreement.

1.5 "ENCOUNTER FORM" means a HCFA 1500 or a form supplied to SPECIALIST PROVIDER by COMPANY upon which the SPECIALIST PROVIDER enters all information relative to Enrollee's use of Covered Services.

1.6 "EMERGENCY" means the sudden and unexpected onset of a symptom, illness, or injury, which in the judgment of a Physician requires immediate diagnosis and/or treatment to alleviate or attempt to prevent loss of life, irreparable physical damage, or serious impairment of bodily function.

1.7 "EMERGENCY SERVICES" means medical screening examination and evaluation by a Physician, or, to the extent permitted by applicable laws, by other appropriate personnel under the supervision of a Physician, to determine whether an Emergency medical condition exists, and if it does, the inpatient or outpatient Covered Services, provided by an appropriate source which is necessary to relieve or eliminate the Emergency medical condition, within or outside the Service Area, which may not be delayed until Participating Physicians can be used without possible serious effects on the health of the Enrollee. Such services must be or appear to be needed immediately to prevent the death of the Enrollee or serious impairment of the Enrollee's health, and are considered Emergency Services as long as the transfer of the Enrollee to an appropriate Participating Physician is precluded because of the risk to the Enrollee 's health, or the distance and nature of illness involved would make such transfer unreasonable.

1.8 "ENROLLEE" means an individual enrolled with PLAN, including, but not limited to eligible newborn children and dependents, entitled to receive Covered Services.

1.9 "GROUP BENEFITS AGREEMENT" means the document distributed by PLAN to its Enrollees describing all Covered Services in the PLAN.

1.10 "HEALTHCARE PROFESSIONAL" means any nurse, physician extender (e.g., nurse practitioner, physician assistant) and other allied health professional, including but not limited to health educator, laboratory technologist, audiologist, speech pathologist, psychologist, podiatrist, dentist, physical therapist, occupational therapist, clinical social worker, marriage, family and child counselor, optometrist or dispensing optician, who is licensed by the State of Florida if required and who provides certain Covered Services to COMPANY Enrollees through an Agreement with COMPANY.

1.11 "INSTITUTION" means any facility licensed by the State of Florida as an acute care hospital, ambulatory surgery center, skilled nursing facility, hospice, or other urgent care center.

1.12 "MEDICAL DIRECTOR" means a Physician appointed by COMPANY to oversee all COMPANY medical affairs including QM and UM.

1.13 "MEDICALLY NECESSARY" shall be defined by COMPANY in the exercise of the Utilization Management Program. This shall include due consideration of whether Covered Services are:

        1.13.1 Appropriate for the symptoms, diagnosis or treatment of a condition, illness or injury; and

        1.13.2 Provided for the diagnosis or the direct care and treatment of a condition, illness, or injury; and

        1.13.3 In accordance with the standards of good medical practice within the surrounding community; and

        1.13.4  Not solely for the convenience of the Enrollee or Provider.

        The Medical Director or his designee, subject to the applicable dispute resolution and member grievance procedures of the Utilization Management Program, shall make the final decision of whether a treatment is Medically Necessary.

1.14 "NON-COVERED SERVICE" means those services which COMPANY enrollees are not entitled to receive pursuant to the applicable Enrollee benefit package and/or those services considered not Medically Necessary.


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1.15 "PARTICIPATING PROVIDER" means a Provider that has entered into an Agreement with COMPANY to provide Covered Services to Enrollees.

1.16 "PHYSICIAN" means any doctor of medicine, osteopathy, chiropractor, or dental surgery licensed by the State of Florida.

1.17    "PLAN" means the entity described in Section 0.1 of this Agreement.

1.18 "PRIMARY CARE PROVIDER" shall mean the Participating Provider, usually a family or general practitioner, internist, or pediatrician, selected by Enrollee, who has the responsibility of providing initial care and referring, obtaining Authorization for, supervising, and coordinating the provision of all other Covered Services to Enrollee in accordance with COMPANY's QM/UM Programs.

1.19 "PROVIDER" means the Physicians, Institution, Healthcare Professionals, pharmacies, ambulance companies, ancillary entities, and other licensed healthcare entities who provide Covered Services.

1.20 "QUALITY MANAGEMENT PROGRAM" (QM) means a program approved by COMPANY, directed by Participating Providers and designed to assure the provision of quality Covered Services to Enrollees.

1.21 "SPECIALIST, OR REFERRAL COVERED SERVICES" means those Covered Services for which SPECIALIST PROVIDER is trained, qualified, credentialed, and licensed to perform and provide to Enrollees pursuant to Attachment B to this Agreement.

1.22 "SPECIALIST PROVIDER, OR REFERRAL PROVIDER" shall mean a Participating Provider who performs Covered Services that are not Primary Care Covered Services, within their designated specialty(s) as defined in their Provider Agreement with COMPANY.

1.23 "UTILIZATION MANAGEMENT PROGRAM" (UM) means a program approved by COMPANY and designed to review the appropriate utilization of Covered Services provided to Enrollees.







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                                  ATTACHMENT B

                      SPECIALIST PROVIDER COVERED SERVICES


Specialist Covered Services shall include the following:

1.1 Covered Services rendered by SPECIALIST PROVIDER within his/her specialty upon Referral at the SPECIALIST PROVIDER's office or elsewhere when dictated by the need for preventive, diagnostic, or therapeutic care for the treatment of a particular injury, illness, disease, specimen collection, and routine outpatient surgical conditions.

1.2 Consultations with Enrollees. This includes any time spent with Enrollee for the evaluation and treatment of Enrollee's diagnoses. This includes any time spent on the telephone with Enrollee regarding the evaluation and treatment of their diagnoses.

1.3 All pre-Authorized X-ray, laboratory, and ancillary services. If no pre-Authorization is given by COMPANY, SPECIALIST PROVIDER must refer those Covered Services to a Participated Provider in accordance with COMPANY's policies and procedures as defined in COMPANY's Provider manual.

1.4 SPECIALIST PROVIDER Covered Services to Enrollees admitted to Institutions within said specialist's primary area of specialty.

1.5 Consultations with Medical Director and his/her staff, Enrollee's Primary Care Provider, PLAN's UM staff, and other Referring Providers as defined in the COMPANY Provider manual policies and procedures.

1.6 Supplies used in the provision of Covered Services by SPECIALIST PROVIDER. This shall not include the cost for any injectables given by SPECIALIST PROVIDER. The administration of injectables will be included in the COMPANY fee schedule for injectables to SPECIALIST PROVIDER.








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OPTIMUM HEALTH SERVICES OF FLORIDA, INC.           SPECIALIST PROVIDER AGREEMENT
REVISED - 2/15/98                                                            ALL
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                                  ATTACHMENT D

                          FEE FOR SERVICE REIMBURSEMENT

       STANDARD PPO HEALTHPLAN AGREEMENTS / DIRECT PAYMENT PPO AGREEMENTS


1.1 Definitions: The following definitions apply only to this Attachment D of this Agreement:

        1.1.1 "ADDENDUM" means this Attachment D, which shall be incorporated herein.

        1.1.2 "DIRECT PAYMENT PPO ENROLLEE" shall refer to those Enrollees that have entered into a Group Subscriber Agreement with PLAN for access to COMPANY's Participating Provider network. Under such a Group Subscriber Agreement, Direct Payment PPO Enrollee shall reimburse SPECIALIST PROVIDER the Direct Payment PPO Enrollee Reimbursement (DPPER) at such time that Referral Covered Services are rendered or thereafter.

        1.1.3 "STANDARD PPO ENROLLEE" shall refer to those Enrollees that have entered into a Group Subscriber Agreement with PLAN for access to COMPANY's Participating Provider network. Under such a Group Subscriber Agreement, SPECIALIST PROVIDER will bill COMPANY the Standard PPO Enrollee Reimbursement (SPER) less any copayment or coinsurance collected from Standard PPO Enrollee at such time that Referral Covered Services are rendered or thereafter.

        1.1.4 "DIRECT PAYMENT PPO ENROLLEE REIMBURSEMENT OR DPPER" shall refer to the rate of compensation as specified in Section 1.3 of this Attachment that SPECIALIST PROVIDER will receive for rendering Referral Covered Services to Direct Payment PPO Enrollees.

        1.1.5 "STANDARD PPO ENROLLEE REIMBURSEMENT OR SPER" shall refer to the rate of compensation as specified in Section 1.3 of this Attachment that SPECIALIST PROVIDER will receive for rendering Referral Covered Services to Standard PPO Enrollees.

        1.1.6 "PPO UTILIZATION MANAGEMENT PROGRAM (UM-PPO)" shall mean a program approved by COMPANY and designed to review the appropriate utilization of Covered Services provided to Standard and Direct Payment PPO Enrollees.

1.2 COMPANY shall institute a PPO Utilization Management Program as defined in Section 1.1.6 of this Attachment, along with committees comprised of Primary Care and Referral Providers to oversee the implementation and administration of this Program. COMPANY will provide SPECIALIST PROVIDER with a Provider manual defining policies and procedures for the administration of this Program.

1.3     Compensation:

        1.3.1 DIRECT PAYMENT PPO ENROLLEE REIMBURSEMENT: Direct Payment PPO Enrollee shall reimburse SPECIALIST PROVIDER "DPPER" at such time that Referral Covered Services are rendered or thereafter, as set forth below as payment for those Referral Covered Services made available or provided by SPECIALIST PROVIDER to a Direct Payment PPO Enrollee:

                All Referral Covered Services:

        1.3.2 STANDARD PPO ENROLLEE REIMBURSEMENT: COMPANY shall reimburse SPECIALIST PROVIDER "SPER", less any copayment or coinsurance collected from Standard PPO Enrollee at such time that Referral Covered Services are rendered or thereafter, as set forth below as payment for those Referral Covered Services made available or provided by SPECIALIST PROVIDER to a Standard PPO Enrollee:

                All Referral Covered Services:




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OPTIMUM HEALTH SERVICES OF FLORIDA, INC.           SPECIALIST PROVIDER AGREEMENT
REVISED - 2/15/98                                                            ALL
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                                  ATTACHMENT C

                             FINANCIAL ARRANGEMENTS


COMPANY shall reimburse SPECIALIST PROVIDER those fees as set forth below as payment for those Referral Covered Services made available or provided by SPECIALIST PROVIDER to an Enrollee.

All Referral Covered Services rendered to:


-      To Commercial HMO Enrollees:
                                                            --------------------
                                                            (Initial if Elected)

-      To Medicare Enrollees:
                                                            --------------------
                                                            (Initial if Elected)

-      To Medicaid Enrollees:
                                                            --------------------
                                                            (Initial if Elected)


                         *** NO WITHHOLD SHALL APPLY***






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OPTIMUM HEALTH SERVICES OF FLORIDA, INC.           SPECIALIST PROVIDER AGREEMENT
REVISED - 2/15/98                                                            ALL
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